FST Select Shares:     GSGXX

Before you invest, you may want to review the Goldman Sachs Financial Square Government Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 27, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

FST Select Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

FST Select Shares
Management Fees	0.21%
Other Expenses	0.05%
Administration Fees	0.03%
All Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.21%

1 The Investment Adviser has agreed to not impose a portion of the Management Fee equal annually to 0.045% of the Fund’s average daily net assets through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in FST Select Shares of the Fund for the time periods indicated and then redeem all of your FST Select Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
FST Select Shares	$ 22	$ 79	$ 141	$ 326

PRINCIPAL STRATEGY

The Fund pursues its investment objective by investing, directly or indirectly, only in obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and repurchase agreements collateralized by such securities.

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

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PRINCIPAL RISKS OF THE FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Certain shareholders may own or control a significant percentage of the Fund’s shares, and redemptions by these shareholders of their Fund shares may further increase the Fund’s liquidity risk and may adversely impact the Fund’s NAV.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Regulatory Risk. The Securities and Exchange Commission (“SEC”) and other government agencies continue to review the regulation of money market funds, and may take additional regulatory action in the future. These changes may affect the Fund’s ability to implement its investment strategies, operations and/or return potential.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Select Shares from year to year; and (b) the average annual total returns of the Fund’s FST Select Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling 1-800-621-2550.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2012	1 Year	5 Years	10 Years	Since Inception
FST Select Shares (Inception 1/31/00)	0.02%	0.57%	1.80%	2.28%

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

BUYING AND SELLING FUND SHARES

Generally, FST Select Shares may be purchased only through institutions that have agreed to provide certain administration services to their customers who are the beneficial owners of FST Select Shares (“Authorized Institutions”). The minimum initial investment requirement imposed upon Authorized Institutions for the purchase of FST Select Shares is generally $10 million, and there is no minimum imposed upon additional investments. Authorized Institutions may, however, impose a minimum amount for initial and additional investments in FST Select Shares, and may establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through an Authorized Institution.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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